COLUMBIA FUNDS SERIES TRUST

Supplement dated December 22, 2008 to the following

Prospectuses

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Government Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Tax-Exempt Reserves

Columbia Connecticut Municipal Reserves

Columbia Massachusetts Municipal Reserves

Columbia Government Plus Reserves

Columbia Daily Cash Reserves

(each a “Fund”)

The below text is added as a new paragraph at the end of the last footnote to each Fund’s Annual Fund Operating Expenses table.

Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

Shareholders should retain this Supplement for future reference.

INT-47/157326-1208